SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 30, 2003


                               NL INDUSTRIES, INC.
               (Exact name of registrant as specified in charter)



        New Jersey                  1-640                        13-5267260
      (State or other        (Commission File No.)             (Employer ID No.)
       jurisdiction of
       incorporation)



        5430 LBJ Freeway, Suite 1700, Dallas, Texas              75240-2697
         (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (972) 233-1700


         (Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         c)       Exhibits

                  Item No.       Exhibit Index
                  --------       ---------------------------------------
                  99.1           Press Release dated July 30, 2003 issued by NL
                                 Industries, Inc.


Item 9.  Regulation FD Disclosure.

         The registrant hereby furnishes the information set forth in the press release issued on July 30, 2003, a copy of which is attached hereto as Exhibit
99.1 and incorporated herein by reference.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  NL INDUSTRIES, INC.
                                                 (Registrant)



                                                  By: /s/ Robert D. Graham
                                                     --------------------
                                                     Robert D. Graham
                                                     Vice President,
                                                     General Counsel & Secretary

Date:  July 30, 2003